UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 8, 2022, the Company issued a press release announcing the execution of an agreement and plan of merger providing for the acquisition of the Company by affiliates of Vista Equity Partners in partnership with institutional co-investors, subject to the terms and conditions contained therein. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of August 8, 2022

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

Additional Information and Where to Find It

This Current Report on Form 8-K has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara shareholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at www.investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this report that such “forward looking statements”, wherever they occur in this report or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; and (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALARA, INC.

/s/ Alesia L. Pinney
Name:	Alesia L. Pinney
Title:	Executive Vice President, Chief Legal Officer, and Secretary

Date: August 8, 2022

Exhibit 99.1

Avalara to be Acquired by Vista Equity Partners for $8.4 Billion

Avalara shareholders to receive $93.50 per share in cash

Avalara to become a private company upon completion of the transaction

SEATTLE, WA — August 8, 2022 — Avalara, Inc. (NYSE: AVLR), a leading provider of tax compliance automation for businesses of all sizes, today announced it has entered into a definitive agreement to be acquired by Vista Equity Partners (“Vista”), a leading global investment firm focused exclusively on enterprise software, data, and technology-enabled businesses, in partnership with institutional co-investors.

Under the terms of the agreement, Vista will acquire all outstanding shares of Avalara common stock for $93.50 per share in an all-cash transaction valued at $8.4 billion, inclusive of Avalara’s net debt. The per share purchase price represents a premium of 27 percent over the Company’s closing share price as of July 6, 2022, the last trading day prior to media reports regarding a potential transaction.

Founded in 2004, Avalara’s success is built up on an extensive partner network; large tax content data and repository to help customers stay up to date on dynamic tax rules and regulations; and its cloud-native, end-to-end multi-product tax compliance portfolio. In partnering with Vista, Avalara will look to build on its successful platform by refining its go-to-market strategy, expanding its international workforce, streamlining its systems architecture, and continuing to pursue value-accretive M&A opportunities.

“For nearly two decades, Avalara has ambitiously pursued its vision to automate global compliance, making tax less taxing for businesses and governments around the world. As a leader in this category, we believe our continued investment in innovation and experience is exciting for our customers, partners, and employees. We are pleased to partner with Vista and will benefit from their expertise in enterprise software as we build and improve upon our cloud compliance platform,” said Scott McFarlane, co-founder and CEO of Avalara.

“Vista has built a reputation as a preferred partner for founder-led, next-generation software companies,” said Monti Saroya, Co-Head of Vista’s Flagship Fund and Senior Managing Director. “We look forward to working with Scott and the entire Avalara team to advance their vision and continue delivering innovative solutions to customers.”

“Avalara is a mission-critical platform serving customers in a variety of end-markets including retail, manufacturing, hospitality, and software,” said Adrian Alonso, Managing Director at Vista. “Avalara’s solutions, its commitment to product innovation, and its network of extensive partner integrations, resellers and accountants make it a true leader in the space.”

Transaction Details

The transaction, which was unanimously approved by the Avalara Board of Directors, is expected to close in the second half of 2022, subject to customary closing conditions, including approval by Avalara shareholders and receipt of regulatory approval. Closing of the transaction is not subject to a financing condition.

Upon completion of the transaction, Avalara’s shares will no longer trade on the New York Stock Exchange, and Avalara will become a private company. The company will continue to operate under the Avalara name and brand.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Avalara, and Simpson Thacher & Bartlett LLP and Perkins Coie LLP are acting as legal counsel.

Kirkland & Ellis LLP is acting as legal counsel for Vista.

About Avalara

Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes, including sales and use, VAT, GST, excise, communications, lodging, and other indirect tax types. Headquartered in Seattle, Avalara has offices across the U.S. and around the world in Brazil, Europe, and India. More information at avalara.com.

About Vista Equity Partners

Vista is a leading global investment firm with $96 billion in assets under management as of March 31, 2022. The firm exclusively invests in enterprise software, data and technology-enabled organizations across private equity, permanent capital, credit and public equity strategies, bringing an approach that prioritizes creating enduring market value for the benefit of its global ecosystem of investors, companies, customers and employees. Vista’s investments are anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions and proven, flexible management techniques that drive sustainable growth. Vista believes the transformative power of technology is the key to an even better future – a healthier planet, a smarter economy, a diverse and inclusive community and a broader path to prosperity. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on Twitter, @Vista_Equity.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Avalara and affiliates of Vista Equity Partners, and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Avalara will file a proxy statement on Schedule 14A relating to a special meeting of its shareholders with the Securities and Exchange Commission (SEC). Additionally, Avalara may file other relevant materials in connection with the transaction with the SEC. Shareholders of Avalara are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Avalara securityholders. Shareholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Avalara with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Avalara’s website at www.investor.avalara.com.

Participants in the Solicitation

Avalara and its directors, executive officers, and certain other members of management and employees of Avalara may be deemed to be participants in the solicitation of proxies from the shareholders of Avalara in respect of the proposed transaction. Information about Avalara’s directors and executive officers is set forth in the proxy statement for Avalara’s 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2022. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding Avalara’s expectations regarding the proposed transaction with affiliates of Vista Equity Partners and the future performance and financial results of Avalara’s business and other non-historical statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Avalara cautions readers of this communication that such “forward looking statements”, wherever they occur in this communication or in other statements attributable to Avalara, are necessarily estimates reflecting the judgment of Avalara’s senior management and are based on Avalara’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Avalara’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

(ii) the failure to obtain approval of the proposed transaction by Avalara shareholders; (iii) the failure to obtain required regulatory approval to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; (iv) the risk that the proposed merger will not be consummated in a timely manner, including if the debt and equity financing for the proposed transaction is not funded in accordance with their respective terms; (v) the effect of the announcement of the proposed transaction on the ability of Avalara to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; and (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Avalara’s ability to pursue certain business opportunities. Additional factors that could cause Avalara’s actual outcomes or results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” sections of Avalara’s Annual Report on Form 10-K for the period ended December 31, 2021 and Quarterly Report on Form 10-Q for the period ended March 31, 2022, as such factors may be further updated from time to time in Avalara’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Avalara’s filings with the SEC. As a result of such risks, uncertainties and factors, Avalara’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Avalara is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For Avalara:

For media inquiries, contact:

Tommy Morgan

media@avalara.com

540-448-7551

For investor inquiries, contact:

Jennifer Gianola

jennifer.gianola@avalara.com

650-499-9837

For Vista Equity Partners:

For media inquiries, contact:

Brian W. Steel, Vista Equity Partners

media@vistaequitypartners.com

(512) 730-2400